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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 18, 2001

                               TMP WORLDWIDE INC.
               (Exact name of issuer as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-21571                            13-3906555
(Commission File Number)        (IRS Employer Identification No.)

                                622 THIRD AVENUE
                               NEW YORK, NY 10017
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code (212) 351-7000

                                      NONE
                (Former address, if changed since last report.)

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
ITEM 9. REGULATION FD DISCLOSURE.

    This Current Report on Form 8-K contains selected financial information in response to analysts' requests. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of the Company's stock price, intense competition in the Company's markets, changes in demands for the Company's products and services, management of the Company's growth, foreign currency fluctuations and adverse changes in the regulatory environment adversely affecting the Company's business. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

    The Company herein is disclosing certain unaudited historical adjusted financial data retroactively restated to reflect its acquisitions of JWG Associates, Inc. ("JWG") and Management Solutions, Inc. ("MSI"), accounted for as pooling of interests and completed during the first quarter of 2001, the "First Quarter 2001 Mergers." JWG was acquired by our Advertising & Communications segment and MSI was acquired by our eResourcing segment. Such retroactive restatement has already been reflected in the financial information filed in Form 10-Q as of March 31, 2001 with respect to the March 31, 2000 period included therein and is repeated herein. Therefore, included herein is the effect of the First Quarter 2001 Mergers on all the quarters of 2000 and 1999.

    The adjusted operating expenses, adjusted earnings and adjusted earnings before interest, income taxes, depreciation and amortization ("EBITDA") disclosed herein exclude the effects of Merger and Integration Costs and Restructuring Charges and tax benefits thereon. Such excluded amounts are primarily comprised of transaction costs for the mergers completed in the respective year-to-date periods, the costs incurred for the subsequent registration of shares issued in the acquisition and the amortization of employee stay bonuses. In addition, these amounts include separation pay and office and management integration costs, which include the elimination of redundant management, closing of excess facilities, and the write-off of fixed assets, which will not be used in the future.

    EBITDA is presented to provide additional information about our ability to meet our future debt service, capital expenditures and working capital requirements and is one of the measures which determines our ability to borrow under our credit facility. EBITDA should not be considered in isolation or as a substitute for operating income, cash flows from operating activities and other income or cash flow statement data prepared in accordance with generally accepted accounting principles or as a measure of our profitability or liquidity.

    Diluted adjusted earnings per share calculations for each quarter reflects the weighted average effect for the quarter; therefore, the sum of the quarters may not equal the full year earnings per share amount, which reflects the weighted average effect on an annual basis. In addition, diluted earnings per share calculations for each quarter include the effect of stock options and warrants, when dilutive to the quarter.

    The Company's quarterly commissions and fees for recruitment advertising are typically higher in the first and second quarters and lower in the fourth quarter; however, the cyclical nature of the economy and our clients' employment needs have an overriding impact on our quarterly results in Advertising & Communications, eResourcing and Executive Search. The quarterly commissions and fees of our Directional Marketing division are affected by the timing of yellow page directory closings, which currently have a concentration in the third quarter. Yellow page publishers may change the timing of directory publications, which may have an effect on our quarterly results. Our Directional Marketing results are also affected by commissions earned for volume placements for the year and such amounts, if any, are typically reported in the fourth quarter.

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

ACQUISITIONS ACCOUNTED FOR USING THE POOLING OF INTERESTS METHOD

    During the period of January 1, 2001 through March 31, 2001, the Company completed the following mergers (the "First Quarter 2001 Mergers") which provided for the exchange of all of the outstanding stock of each entity for a total of 1,193,339 shares of TMP common stock and which were accounted for as poolings of interests. The effect of the mergers on the various components of stockholders' equity at December 31, 2000 are as follows:

                                                                CLASS B
                                     COMMON STOCK,           COMMON STOCK,                     OTHER
                                    $.001 PAR VALUE         $.001 PAR VALUE      ADDITIONAL   COMPRE-    RETAINED       TOTAL
                                 ----------------------   --------------------    PAID-IN     HENSIVE    EARNINGS   STOCKHOLDERS'
                                   SHARES       AMOUNT     SHARES      AMOUNT     CAPITAL       LOSS     DEFICIT       EQUITY
                                   ------      --------   ---------   --------   ----------   --------   --------   -------------
Balance, December 31, 2000
  (as reported on Form 10-K)...   99,210,728     $ 99     4,762,000     $  5     $1,130,031   $(63,924)  $(8,335)    $1,057,876
  JWG Associates, Inc. ........      809,558        1            --       --         4,001         --      1,208          5,210
  Management Solutions,
    Inc. ......................      383,781       --            --       --         8,649         --     (4,002)         4,647
                                 -----------     ----     ---------     ----     ----------   --------   --------    ----------
Balance, December 31, 2000
  (restated)...................  100,404,067     $100     4,762,000     $  5     $1,142,681   $(63,924)  $(11,129)   $1,067,733
                                 ===========     ====     =========     ====     ==========   ========   ========    ==========

    Commissions and fees and net income applicable to common and Class B common stockholders of the combining companies are as follows:

                                                          2000 THREE MONTHS ENDED
                                              ------------------------------------------------     TOTAL
                                              MARCH 31   JUNE 30    SEPTEMBER 30   DECEMBER 31      YEAR
                                              --------   --------   ------------   -----------   ----------
COMMISSIONS AND FEES
TMP, as previously reported on Form 10-K....  $271,396   $316,117     $352,314      $351,910     $1,291,737
JWG Associates, Inc. .......................    6,309       6,695        6,660         6,505         26,169
Management Solutions, Inc. .................    6,532       6,767        6,578         5,379         25,256
                                              --------   --------     --------      --------     ----------
Restated....................................  $284,237   $329,579     $365,552      $363,794     $1,343,162
                                              ========   ========     ========      ========     ==========

NET INCOME (LOSS)
TMP, as previously reported on Form 10-K....  $ 5,609    $ 12,551    $ 26,327      $ 12,372     $   56,859
JWG Associates, Inc.........................      617         678           7        (2,555)        (1,253)
Management Solutions, Inc...................      285        (379)       (741)         (979)        (1,814)
                                              --------   --------    --------      --------     ----------
Restated....................................    6,511      12,850      25,593         8,838         53,792
Merger and integration costs, net of tax
  benefits..................................    7,116      12,152       8,107        25,632         53,007
                                              --------   --------    --------      --------     ----------
Restated, as adjusted.......................  $13,627    $ 25,002    $ 33,700      $ 34,470     $  106,799
                                              ========   ========    ========      ========     ==========

                                                          1999 THREE MONTHS ENDED
                                              ------------------------------------------------     TOTAL
                                              MARCH 31   JUNE 30    SEPTEMBER 30   DECEMBER 31      YEAR
                                              --------   --------   ------------   -----------   ----------
COMMISSIONS AND FEES
TMP, as previously reported on Form 10-K....  $200,389   $220,445     $244,969      $243,152     $  908,955
JWG Associates, Inc. .......................    5,326       5,347        5,893         5,832         22,398
Management Solutions, Inc. .................    3,618       3,847        5,092         8,883         21,440
                                              --------   --------     --------      --------     ----------
Restated....................................  $209,333   $229,639     $255,954      $257,867     $  952,793
                                              ========   ========     ========      ========     ==========

NET INCOME (LOSS)
TMP, as previously reported on Form 10-K....  $ 1,336    $  5,132    $ (1,609)     $ (5,647)    $     (788)
JWG Associates, Inc. .......................    1,349         839       1,307          (734)         2,761
Management Solutions, Inc. .................   (1,489)     (1,141)         84         3,704          1,158
                                              --------   --------    --------      --------     ----------
Restated....................................    1,196       4,830        (218)       (2,677)         3,131
Merger, integration and restructuring costs,
  net of tax benefits.......................    5,029       4,753      21,573        15,022         46,377
                                              --------   --------    --------      --------     ----------
Restated, as adjusted.......................  $ 6,225    $  9,583    $ 21,355      $ 12,345     $   49,508
                                              ========   ========    ========      ========     ==========

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                             2000 THREE MONTHS ENDED
                                               ---------------------------------------------------     TOTAL
                                               MARCH 31      JUNE 30    SEPTEMBER 30   DECEMBER 31      YEAR
                                               --------      --------   ------------   -----------   ----------
GROSS BILLINGS
Interactive..................................  $84,514       $108,634     $136,457      $159,872     $  489,477
Advertising & Communications.................  255,292        261,142      249,801       240,555      1,006,790
eResourcing..................................   95,845        105,810      111,937       103,301        416,893
Executive Search.............................   39,007         48,345       47,888        43,159        178,399
Directional Marketing........................  133,175        135,694      162,789       113,926        545,584
                                               --------      --------     --------      --------     ----------
  Total Gross Billings.......................  $607,833      $659,625     $708,872      $660,813     $2,637,143
                                               ========      ========     ========      ========     ==========
COMMISSIONS & FEES
Interactive..................................  $74,228       $ 97,185     $122,072      $142,212     $  435,697
Advertising & Communications.................   53,327         56,188       55,925        54,166        219,606
eResourcing..................................   94,375        104,780      110,382       102,385        411,922
Executive Search.............................   39,007         48,345       47,888        43,159        178,399
Directional Marketing........................   23,300         23,081       29,285        21,872         97,538
                                               --------      --------     --------      --------     ----------
  Total Commissions & fees...................  284,237        329,579      365,552       363,794      1,343,162
                                               --------      --------     --------      --------     ----------
ADJUSTED OPERATING EXPENSES
Salaries & related...........................  160,420        177,487      183,948       183,980        705,835
Office & general.............................   68,623         74,648       77,902        79,874        301,047
Marketing & promotion........................   30,042         38,995       49,651        43,952        162,640
Amortization of intangibles..................    3,822          4,092        4,575         4,439         16,928
                                               --------      --------     --------      --------     ----------
  Total adjusted operating expenses..........  262,907        295,222      316,076       312,245      1,186,450
                                               --------      --------     --------      --------     ----------
Adjusted operating income....................   21,330         34,357       49,476        51,549        156,712
                                               --------      --------     --------      --------     ----------

OTHER INCOME (EXPENSE)
Interest income, net.........................    1,377          5,047        5,892         8,043         20,359
Other, net...................................       91           (345)         197        (2,035)        (2,092)
                                               --------      --------     --------      --------     ----------
  Total other income (expense), net..........    1,468          4,702        6,089         6,008         18,267
                                               --------      --------     --------      --------     ----------
Adjusted income before provision for income
  taxes & minority interests.................   22,798         39,059       55,565        57,557        174,979
Provision for income taxes...................    9,252         14,300       21,927        23,143         68,622
                                               --------      --------     --------      --------     ----------
Adjusted income before minority interests....   13,546         24,759       33,638        34,414        106,357
Minority interests...........................      (81)          (243)         (62)          (56)          (442)
                                               --------      --------     --------      --------     ----------
Adjusted net income..........................  $13,627       $ 25,002     $ 33,700      $ 34,470     $  106,799
                                               ========      ========     ========      ========     ==========
Diluted weighted average shares
  outstanding................................  107,406        109,196      110,255       110,480        109,097
                                               ========      ========     ========      ========     ==========
Diluted adjusted earnings per share..........  $  0.13       $   0.23     $   0.31      $   0.31     $     0.98
                                               ========      ========     ========      ========     ==========
ADJUSTED EBITDA
Adjusted operating income....................  $21,330       $ 34,357     $ 49,476      $ 51,549     $  156,712
Depreciation and amortization................    8,677          8,755        9,429        11,148         38,009
Amortization of intangibles..................    3,822          4,092        4,575         4,439         16,928
Other income (expense), net..................       91           (345)         197        (2,035)        (2,092)
Minority interests...........................       81            243           62            56            442
                                               --------      --------     --------      --------     ----------
  Total adjusted EBITDA......................  $34,001       $ 47,102     $ 63,739      $ 65,157     $  209,999
                                               ========      ========     ========      ========     ==========
Merger and integration costs (excluded from
  above).....................................  $ 8,674       $ 13,649     $ 14,823      $ 27,458     $   64,604
Tax benefit of merger and integration costs
  (excluded from above)......................  $(1,558)      $ (1,497)    $ (6,716)     $ (1,826)    $  (11,597)
Diluted earnings per share (restated)........  $  0.06       $   0.12     $   0.23      $   0.07     $     0.49

                      TMP WORLDWIDE INC. AND SUBSIDIARIES

                    QUARTERLY ADJUSTED FINANCIAL INFORMATION

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                                               1999 THREE MONTHS ENDED
                                                   ------------------------------------------------     TOTAL
                                                   MARCH 31   JUNE 30    SEPTEMBER 30   DECEMBER 31      YEAR
                                                   --------   --------   ------------   -----------   ----------
GROSS BILLINGS
Interactive......................................  $28,530    $ 35,589     $ 49,063      $ 64,696     $  177,878
Advertising & Communications.....................  247,111     243,363      235,184       229,432        955,090
eResourcing......................................   67,209      75,392       86,576        87,419        316,596
Executive Search.................................   41,544      42,686       47,776        41,552        173,558
Directional Marketing............................  120,011     137,101      156,580       118,566        532,258
                                                   --------   --------     --------      --------     ----------
  Total Gross Billings...........................  $504,405   $534,131     $575,179      $541,665     $2,155,380
                                                   ========   ========     ========      ========     ==========
COMMISSIONS & FEES
Interactive......................................  $25,759    $ 31,883     $ 43,885      $ 56,961     $  158,488
Advertising & Communications.....................   52,266      53,020       50,364        50,413        206,063
eResourcing......................................   66,000      74,863       85,389        87,419        313,671
Executive Search.................................   41,513      42,686       47,776        41,302        173,277
                                                   --------   --------     --------      --------     ----------
Directional Marketing............................   23,795      27,187       28,540        21,772        101,294
                                                   --------   --------     --------      --------     ----------
  Total Commissions & fees.......................  209,333     229,639      255,954       257,867        952,793
                                                   --------   --------     --------      --------     ----------
ADJUSTED OPERATING EXPENSES
Salaries & related...............................  124,687     137,615      138,660       142,200        543,162
Office & general.................................   58,325      50,017       54,062        61,793        224,197
Marketing & promotion............................   10,518      19,764       18,086        27,943         76,311
Amortization of intangibles......................    3,267       3,260        3,383         3,346         13,256
                                                   --------   --------     --------      --------     ----------
  Total adjusted operating expenses..............  196,797     210,656      214,191       235,282        856,926
                                                   --------   --------     --------      --------     ----------
Adjusted operating income........................   12,536      18,983       41,763        22,585         95,867
                                                   --------   --------     --------      --------     ----------

OTHER INCOME (EXPENSE)
Interest expense, net............................   (3,973)     (3,234)      (3,454)       (4,089)       (14,750)
Other, net.......................................      (72)     (1,201)        (892)         (296)        (2,461)
                                                   --------   --------     --------      --------     ----------
  Total other income (expense), net..............   (4,045)     (4,435)      (4,346)       (4,385)       (17,211)
                                                   --------   --------     --------      --------     ----------
Adjusted income before provision for income
  taxes, minority interests & equity in losses of
  affiliates.....................................    8,491      14,548       37,417        18,200         78,656
Provision for income taxes.......................    2,067       4,857       15,962         5,855         28,741
                                                   --------   --------     --------      --------     ----------
Adjusted income before minority interests &
  equity in losses of affiliates.................    6,424       9,691       21,455        12,345         49,915
Minority interests...............................       99           8           --            --            107
Equity in losses of affiliates...................     (100)       (100)        (100)           --           (300)
                                                   --------   --------     --------      --------     ----------
Adjusted net income..............................  $ 6,225    $  9,583     $ 21,355      $ 12,345     $   49,508
                                                   ========   ========     ========      ========     ==========
Diluted weighted average shares outstanding......   93,820      95,273       95,072        97,795         95,674
                                                   ========   ========     ========      ========     ==========
Diluted adjusted earnings per share..............  $  0.07    $   0.10     $   0.22      $   0.13     $     0.52
                                                   ========   ========     ========      ========     ==========
ADJUSTED EBITDA
Adjusted operating income........................  $12,536    $ 18,983     $ 41,763      $ 22,585     $   95,867
Depreciation and amortization....................    6,396       7,277        9,496         7,597         30,766
Amortization of intangibles......................    3,267       3,260        3,383         3,346         13,256
Other income (expense), net......................      (72)     (1,201)        (892)         (296)        (2,461)
Minority interests...............................      (99)         (8)          --            --           (107)
Equity in losses of affiliates...................     (100)       (100)        (100)           --           (300)
                                                   --------   --------     --------      --------     ----------
  Total adjusted EBITDA..........................  $21,928    $ 28,211     $ 53,650      $ 33,232     $  137,021
                                                   ========   ========     ========      ========     ==========
Merger and integration costs (excluded from
  above).........................................  $ 4,687    $  6,767     $ 34,808      $ 16,792     $   63,054
Restructuring charges (excluded from above)......  $ 2,789          --           --            --     $    2,789
Tax benefit of merger and integration costs and
  restructuring charge (excluded from above).....  $(2,447)   $ (2,014)    $(13,235)     $ (1,770)    $  (19,466)
Diluted earnings (loss) per share (restated).....  $  0.01    $   0.05           --      $  (0.03)    $     0.03

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       TMP WORLDWIDE INC.
                                                       (Registrant)

                                                       By:              /s/ BART CATALANE
                                                            -----------------------------------------
                                                                          Bart Catalane
                                                                     CHIEF FINANCIAL OFFICER

Dated:  May 18, 2001